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                                                                   EXHIBIT 10.17
                              AMENDED AND RESTATED
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


     This AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT ("Agreement"), dated as of July 10, 2001, is entered into between LEAPFROG ENTERPRISES, INC., a Delaware corporation (formerly known as Knowledge Kids Enterprises, Inc.) ("Debtor") and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), as administrative agent for the Lenders under the Loan Agreement ("Agent"), in light of the following:

     A. Debtor and Foothill Capital Corporation entered into that certain Loan and Security Agreement dated as of November 8, 2000 (the "Existing Agreement").

     B. Debtor, Agent and the lenders thereunder have entered into that certain Amended and Restated Loan and Security Agreement, dated as of July 10, 2001 (the "Loan Agreement"), which has amended and restated the Existing Agreement in its entirety. The Loan Agreement and other instruments, documents and agreements contemplated by the Loan Agreement or related thereto shall be referred to as the "Loan Documents".

     C. Debtor and Agent have entered into this Agreement for the purpose of amending and restating in its entirety that certain Intellectual Property Security Agreement, dated as of November 8, 2000 between Debtor and Foothill.

     D. Debtor is the owner of certain intellectual property, identified below, in which Debtor is granting a security interest to Agent.

     NOW THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

     1. DEFINITIONS AND CONSTRUCTION.

          1.1 Definitions. The following terms, as used in this Agreement, have the following meanings:

               "Code" means the California Uniform Commercial Code, as amended and supplemented from time to time, and any successor statute.

               "Collateral" means:

               (i) Each of the trademarks and rights and interest which are capable of being protected as trademarks (including trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles, and other source or business identifiers, and applications pertaining thereto), which are presently, or in the future may be, owned, created, acquired, or used (whether pursuant to a license or


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          otherwise) by Debtor, in whole or in part, and all trademark rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such trademarks and trademark rights;

               (ii) Each of the patents and patent applications which are presently, or in the future may be, owned, issued, acquired, or used (whether pursuant to a license or otherwise) by Debtor, in whole or in part, and all patent rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), foreign filing rights, and rights to extend such patents and patent rights;

               (iii) Each of the copyrights and rights and interests capable of being protected as copyrights, which are presently, or in the future may be, owned authored, acquired, or used (whether pursuant to a license or otherwise) by Debtor, in whole or in part, and all copyright rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and all tangible property embodying the copyrights (including books, records, films, computer tapes or disks, photographs, specification sheets, source codes, object codes, and other physical manifestations of the foregoing)

               (iv) All of Debtor's right, title, and interest in and to the trademarks and trademark registrations listed on Schedule A, attached hereto, as the same may be updated hereafter from time to time;

               (v) All of Debtor's right, title, and interest, in and to the patents and patent applications listed on Schedule B, attached hereto, as the same may be updated hereafter from time to time;

               (vi) All of Debtor's right, title, and interest, in and to the copyrights and copyright registrations listed on Schedule C, attached hereto, as the same may be updated hereafter from time to time;

               (vii) All of Debtor's rights to register trademark claims under any state or federal trademark law or regulation of any foreign country and to apply for, renew, and extend the trademark registrations and trademark rights, the right (without obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or in the name of Agent for past, present, and future infringements of the trademarks, registrations, or trademark rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and the associated goodwill;

               (viii) All of Debtor's right, title, and interest in all patentable inventions, and rights to file applications for patent under federal patent law or regulation of any foreign country, and to request reexamination and/or reissue of


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          the patents, the right (without obligation) to sue or bring interference proceedings in the name of Debtor or in the name of Agent for past, present, and future infringements of the patents, and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

               (ix) All of Debtor's rights to register copyright claims under any federal copyright law or regulation of any foreign country and to apply for registrations on original works, compilations, derivative works, collective works, and works for hire, the right (without obligation) to sue in the name of Debtor or in the name of Agent for past, present, and future infringements of the copyrights, and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

               (x) All general intangibles relating to the foregoing; and

               (xi) All proceeds of any and all of the foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral.

               "Obligations" means all obligations, liabilities, and indebtedness of Debtor to Agent and Lenders, whether direct, indirect, liquidated, or contingent, and whether arising under this Agreement, the Loan Agreement, or any other of the Loan Documents.

          1.2 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement. Any initially capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Agent or Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by Debtor, Agent, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Agent and Debtor.

     2. GRANT OF SECURITY INTEREST.

          Debtor hereby grants to Agent a first-priority security interest in all of Debtor's right, title, and interest in and to the Collateral to secure the Obligations.

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          Debtor hereby represents, warrants, and covenants that:


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          3.1 COPYRIGHTS; TRADEMARKS; SERVICE MARKS; PATENTS.

               (i) A true and complete schedule setting forth all federal and state trademark and service mark registrations owned or controlled by Debtor or licensed to Debtor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Schedule A;

               (ii) A true and complete schedule setting forth all patent and patent applications owned or controlled by Debtor or licensed to Debtor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Schedule B; and

               (iii) A true and complete schedule setting forth all federal copyright registrations owned or controlled by Debtor or licensed to Debtor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Schedule C.

          3.2 VALIDITY; ENFORCEABILITY. Each of Debtor's copyrights, patents, service marks and trademarks is valid and enforceable, and Debtor is not presently aware of any past, present, or prospective claim by any third party that any of its copyrights, patents, service marks, or trademarks are invalid or unenforceable, or that its use of any copyrights, patents, service marks, or trademarks violates the rights of any third person, or of any basis for any such claims;

          3.3 TITLE. Other than as disclosed to Agent in writing prior to the Closing Date and other than licensing by Debtor, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of Borrower's business (whether prior or subsequent to the Closing Date), Debtor is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the copyrights, copyright registrations, patents, patent applications, service marks, service mark registrations, trademarks, and trademark registrations set forth on Schedules A, B, and C, free and clear of any liens, charges, and encumbrances, including pledges, assignments, licenses, shop rights, and covenants by Debtor not to sue third persons;

          3.4 NOTICE. Debtor has used and will continue to use proper statutory notice in connection with its use of each of its material copyrights, patents, service marks, and trademarks;

          3.5 QUALITY. Debtor has used and will continue to use consistent standards of quality consistent with Debtor's past practices in the manufacture, sale, and delivery of products and services sold or delivered under or in connection with its service marks and trademarks, including, to the extent applicable, in the operation and maintenance of its merchandising operations, and will continue to maintain the validity of its material service marks and trademarks;

          3.6 PERFECTION OF SECURITY INTEREST. Except for the filing of a financing statement with the Secretary of State of Delaware and filings with the United States Patent and


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Trademark Office and the United States Copyright Office necessary to perfect the security interests created hereunder, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the grant by Debtor of the security interest hereunder or for the execution, delivery, or performance of this Agreement by Debtor or for the perfection of or the exercise by Agent of its rights hereunder to the Collateral in the United States.

     4.   AFTER-ACQUIRED COPYRIGHT, PATENT, SERVICE MARK, OR TRADEMARK RIGHTS.

          Subject to the terms of Section 4.4 of the Loan Agreement, if Debtor shall obtain rights to any new copyright, service marks, trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Agreement shall automatically apply thereto. At the beginning of each calendar month Debtor shall give notice in writing to Agent with respect to any such new service marks, trademarks or patents, or renewal or extension of any service mark or trademark registration arising or occurring during the prior calendar month. Debtor shall bear any expenses incurred in connection with future patent applications or service mark or trademark registrations.

     5.   LITIGATION AND PROCEEDINGS.

          Debtor shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and its own expense, such suits, administrative proceedings, or other action for infringement or other damages as are in its reasonable business judgment necessary to protect the Collateral. Debtor shall provide to Agent any information with respect thereto requested by Agent. Agent shall provide at Debtor's expense all necessary cooperation in connection with any such suits, proceedings, or action, including, without limitation, joining as a necessary party. Following Debtor's becoming aware thereof, Debtor shall notify Agent of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, or any United States, state, or foreign court regarding Debtor's claim of ownership in any of the material copyrights, patents, service marks or trademarks, its right to apply for the same, or its right to keep and maintain such copyright, patent, service mark or trademark rights.

     6.   POWER OF ATTORNEY.

          Debtor grants Agent power of attorney, having the full authority, and in the place of Debtor and in the name of Debtor, from time to time following an Event of Default in Agent's reasonable discretion, to take any action and to execute any instrument which Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, as may be subject to the provisions of this Agreement: to endorse Debtor's name on all applications, documents, papers, and instruments necessary for Agent to use or maintain the Collateral; to ask, demand, collect, sue for, recover, impound, receive, and give acquittance and receipts for money due or to become due under or in respect of any of the Collateral; to file any claims or take any action or institute any proceedings that Agent may deem


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necessary or desirable for the collection of any of the Collateral or otherwise to enforce Agent's rights with respect to any of the Collateral and to assign, pledge, convey, or otherwise transfer title in or dispose of the Collateral to any person.

     7.   INTENTIONALLY OMITTED.

     8.   EVENTS OF DEFAULT.

          An Event of Default under the Loan Agreement shall constitute an Event of Default under this Agreement.

     9.   SPECIFIC REMEDIES.

          Upon the occurrence of any Event of Default, Agent shall have, in addition to, other rights given by law or in this Agreement, the Loan Agreement, or in any other Loan Document, all of the rights and remedies with respect to the Collateral of a secured party under the Code, including the following:

          9.1 Notification. Agent may notify licensees to make royalty payments on license agreements directly to Agent;

          9.2 Sale. Agent may sell or assign the Collateral and associated goodwill at public or private sale for such amounts, and at such time or times as Agent deems advisable. Any requirement of reasonable notice of any disposition of the Collateral shall be satisfied if such notice is sent to Debtor 10 days prior to such disposition. Debtor shall be credited with the net proceeds of such sale only when they are actually received by Agent, and Debtor shall continue to be liable for any deficiency remaining after the Collateral is sold or collected. If the sale is to be a public sale, Agent shall also give notice of the time and place by publishing a notice one time at least 10 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held. To the maximum extent permitted by applicable law, Agent may be the purchaser of any or all of the Collateral and associated goodwill at any public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any collateral payable by Agent at such sale.

     10.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

          THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE


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COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF AGENT, IN
ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF DEBTOR AND AGENT WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION
10. DEBTOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. DEBTOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     11.  GENERAL PROVISIONS.

          11.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Debtor and Agent.

          11.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Debtor may not assign this Agreement or any rights or duties hereunder without Agent's prior written consent and any prohibited assignment shall be absolutely void. Subject to the terms of the Loan Agreement, Agent may assign this Agreement and its rights and duties hereunder and no consent or approval by Debtor is required in connection with any such assignment.

          11.3 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

          11.4 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Agent, Lenders or Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

          11.5 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.


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          11.6 AMENDMENTS IN WRITING. This Agreement can only be amended by a writing signed by both Agent and Debtor.

          11.7 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

          11.8 INTENTIONALLY OMITTED.

          11.9 NOTICES. Except as otherwise provided herein, all notices, demands, and requests that either party is required or elects to give to the other shall be in writing and shall be governed by the provisions of Section 12 of the Loan Agreement.

          11.10 TERMINATION BY AGENT. After termination of the Loan Agreement and when Agent has received payment and performance, in full, of all Obligations, Agent shall execute and deliver to Debtor a termination of all of the security interests granted by Debtor hereunder.

          11.11 INTEGRATION. This Agreement, together with the other Loan Documents, reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                     FOOTHILL CAPITAL CORPORATION,
                                     a California corporation, as Agent


                                     By: /s/ Trent A. Smart
                                     -------------------------------------------
                                     Title: Vice President


                                     LEAPFROG ENTERPRISES, INC.,
                                     a Delaware corporation


                                     By: /s/ Michael C. Wood
                                     -------------------------------------------
                                     Title: President


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